UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2008

Bresler & Reiner, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-06201	52-0903424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11200 Rockville Pike, Suite 502, Rockville, MD		20852
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (301) 945-4300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On April 21, 2008, we notified Deloitte & Touche LLP (“Deloitte & Touche”), the principal independent accountant engaged to audit the Company's financial statements, that they were dismissed.  The dismissal was recommended by the Audit Committee and approved by the Board of Directors, Bresler & Reiner, Inc. (“Bresler & Reiner” or the “Company”). Effective as of that date, the Company has appointed Aronson & Company to serve as its independent auditors for the current fiscal year, which ends on December 31, 2008.

Deloitte & Touche’s audit reports on the Company’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.  During each of our two most recent fiscal years and through the date of this report, there were: (i) no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte & Touche’s satisfaction, would have caused them to make reference to the subject matter in their report on the Company’s consolidated financial statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During 2007, the Company consulted with Aronson & Company who advised the Company on the appropriate accounting treatment related to the partial sale of an interest in a real estate joint venture and the entering into an agreement for the exchange of a leasehold interest for land. The Company’s accounting treatment in its annual financial statements for the year ended December 31, 2007 for both of these transactions was consistent with the advice provided by Aronson & Company.  A memorandum from Aronson & Company regarding the aforementioned transactions is attached hereto and incorporated herein as Exhibit 99.1.

The Company’s annual financial statements for the year ended December 31, 2007, reported on by Deloitte & Touche LLP and included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, reflected the accounting treatment related to both the partial sale of an interest in a real estate joint venture, which resulted in a $18,721,000 gain, and the entering into an agreement for the exchange of a leasehold interest for land, which resulted in no gain.  Additional information related to these transactions is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

Deloitte & Touche has been provided a copy of the above disclosure with a request that it furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company and, if not, stating why it does not agree. A letter from Deloitte & Touche is attached hereto and incorporated herein as Exhibit 16.1.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.  The following exhibits are filed with this report:

                Exhibit 16.1 – Letter from Deloitte & Touche to the Securities and Exchange Commission dated April 24, 2008.

                Exhibit 99.1 – Memorandum from Aronson & Company regarding the Waterfront Transaction

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

BRESLER & REINER, INC., Registrant

Date: April 24, 2008	By:	/s/ Sidney M. Bresler
Sidney M. Bresler
Chief Executive Officer